SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: Impairment of Long-Lived Assets (Policies)	Sep. 30, 2025
December 31, 2024
Impairment of Long-Lived Assets

Impairment of Long-Lived Assets

The Company reviews long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset group may not be recoverable. When such indicators are present, the Company compares the carrying amount of the asset group to the estimated future undiscounted net cash flows expected to be generated from the use and eventual disposition of the asset group, excluding interest costs. If the sum of the undiscounted cash flows is less than the carrying amount, an impairment loss is recognized. No impairment loss was recognized during the years ended December 31, 2024 or 2023.